UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023 (August 10, 2023)

Jet.AI Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40725	93-2971741
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

10845 Griffith Peak Dr.

Suite 200

Las Vegas, NV 89135

(Address of Principal Executive Offices)

(702) 747-4000

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JTAI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	JTAIW	The Nasdaq Stock Market LLC
Merger Consideration Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $15.00 per share	JTAIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 10, 2023 (the “Closing”), the registrant, Jet.AI Inc., a Delaware corporation (f/k/a Oxbridge Acquisition Corp.) (the “Company”) consummated the previously announced transaction pursuant to that certain Business Combination Agreement and Plan of Reorganization, dated February 24, 2023, as amended by Amendment No. 1 to the Business Combination Agreement, dated as of May 11, 2023 (the “Business Combination Agreement”), by and among the Company, OXAC Merger Sub I, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“First Merger Sub”), Summerlin Aviation LLC (f/k/a OXAC Merger Sub II, LLC), a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Second Merger Sub” and, together with First Merger Sub, the “Merger Subs”), and Jet Token Inc., a Delaware corporation (“Jet Token”). Unless the context otherwise requires, “Oxbridge” refers to the registrant prior to the Closing, and “we”, “us,” “our” and “Jet.AI” and the “Company” refer to the registrant and its subsidiaries, including Jet Token, following the Closing.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Current Report on Form 8-K of the Company, filed on August 14, 2023 (the “Original Form 8-K”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Form 8-K). This Amendment No. 1 is being filed to include the financial statements of Jet Token for the six months ended June 30, 2023, including pro forma financial statements as of such time period.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Jet Token as of and for the years ended December 31, 2022 and 2021 and the related notes are included in the final prospectus and definitive proxy statement, dated July 28, 2023 and filed with the Securities and Exchange Commission on July 28, 2023 (the “Proxy Statement”) beginning on page F-44 of the Proxy Statement and are incorporated herein by reference.

The unaudited consolidated financial statements of Jet Token for the three months ended March 31, 2023 and 2022 are included in the Proxy Statement beginning on page F-44 of the Proxy Statement and are incorporated herein by reference.

The unaudited consolidated financial statements of Jet Token for the three and six months ended June 30, 2023 and 2022 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated by reference herein is the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Jet Token.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the six months ended June 30, 2023 and the year ended December 31, 2023 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description
99.1*	Unaudited consolidated financial statements of Jet Token for the three and six months ended June 30, 2023 and 2022
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Jet Token
99.3*	Unaudited pro forma condensed financial information of for the three and six months ended June 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JET.AI INC.

	By:	/s/ Michael Winston
	Name:	Michael Winston
	Title:	Executive Chairman and Interim Chief
Executive Officer

Date: August 21, 2023